TORTOISE CAPITAL SERIES TRUST

TORTOISE ESSENTIAL ENERGY FUND

SUPPLEMENT DATED OCTOBER 31, 2025

TO THE PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 28, 2025

Important Notice Regarding Change in Investment Policy and Name

The Board of Trustees of Tortoise Capital Series Trust (the “Trust”) has approved the following changes to the name and non-fundamental investment policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940 of Tortoise Essential Energy Fund (the “Fund”), a series of the Trust. These changes are expected to go into effect on January 1, 2026:

●	The Fund’s name will be changed from Tortoise Essential Energy Fund to “Tortoise Electrification Infrastructure ETF.”

●	The Fund’s non-fundamental investment policy to invest, under normal circumstances, at least 80% of its total assets (including assets obtained through borrowings for investment purposes) in essential energy assets will change to the following:

Under normal circumstances, the Fund invests at least 80% of its total assets (including assets obtained through borrowings for investment purposes) in electrification infrastructure assets. Electrification infrastructure assets include issuers that derive more than 50% of their revenue from power or electric energy infrastructure operations. “Electrification” refers to the increase and expansion of electric power generation and delivery. Electrification infrastructure companies use long-lived assets to provide electric power generation (including nuclear and renewable energy), transmission and distribution. Electrification infrastructure companies are engaged in the production or delivery of energy-related goods or services and include (i) companies that use a network of pipeline assets to transport, store, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids and other low carbon fuels, (ii) companies that store, transport, distribute or treat water, waste management, electric and heating systems and (iii) companies in the renewable and clean energy sectors such as those that produce or deliver solar, wind, hydro or geo-thermal related products or services.

This change to the Fund’s non-fundamental investment policy will not impact the Fund’s investment objectives and is not expected to affect the Fund’s fees and expenses.

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